Monarch Ambassador Income Index ETF

MAMB

Monarch Blue Chips Elite Index ETF

MBCE

Monarch Dividend Plus Index ETF

MDPL

Monarch ProCap Index ETF

MPRO

Monarch Select Subsector Index ETF

MSSS

Monarch Volume Factor Dividend Tree Index ETF

MVFD

Monarch Volume Factor Global Unconstrained Index ETF

MVFG

Each a series of Northern Lights Fund Trust IV (the “Trust”)

(each a “Fund,” and collectively, the “Funds”)

Supplement dated September 3, 2026

to the Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”)
of the Funds each dated June 29, 2026, as supplemented

On August 25, 2026, certain legacy owners of Kingsview Partners, LLC (“KP”), the parent company of Kingsview Wealth Management LLC, the Funds’ investment adviser (the “Adviser”), entered into a purchase agreement to sell a majority interest in KP, together with its direct and indirect subsidiaries, including the Adviser, to Windsor KV Holdings, Inc., a Delaware corporation (“Windsor”) (the “Transaction”). Windsor is a special purpose vehicle formed to acquire KP and is indirectly wholly owned by investment funds managed by FTV Management Company, L.P., a growth equity investment firm. The expected closing date of the Transaction is on or around September 30, 2026.

The Transaction is expected to result in a presumptive change of control of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”), which constitutes an “assignment” of the investment advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”) under the 1940 Act and will have the effect of automatically and immediately terminating that agreement. In addition, the termination of the Existing Advisory Agreement will automatically cause the termination of the sub-advisory agreement (the “Existing Sub-Advisory Agreement”) between the Adviser and Penserra Capital Management LLC, the Funds’ sub-adviser (the “Sub-Adviser”).

The Board of Trustees of the Trust approved a new investment advisory agreement between the Trust and the Adviser, on behalf of the Funds (the “New Advisory Agreement”), and a new sub-advisory agreement between the Adviser and Sub-Adviser, on behalf of the Funds (the “New Sub-Advisory Agreement”), each of which will be submitted to shareholders of each Fund for approval and will take effect upon such shareholder approval.

The Board of Trustees of the Trust also approved an interim investment advisory agreement between the Trust and the Adviser, on behalf of the Funds, and an interim sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of the Funds, which will become effective at the closing of the Transaction and will continue in effect for a maximum period of 150 days or until the New Advisory

Agreement and New Sub-Advisory Agreement are approved by the respective Fund’s shareholders. The approval of the New Advisory Agreement and New Sub-Advisory Agreement by the shareholders of one Fund is not contingent upon the approval of the New Advisory Agreement and New Sub-Advisory Agreement by the shareholders of any other Fund. The New Advisory Agreement and New Sub-Advisory Agreement will be substantially similar to the Existing Advisory Agreement and Existing Sub-Advisory Agreement, respectively. The Transaction is not expected to impact the day-to-day operations of the Funds, and the portfolio managers of the Funds will remain the same.

A special shareholder meeting of the Funds to vote on proposals to approve the New Advisory Agreement and New Sub-Advisory Agreement is expected to be held on November 10, 2026. There can be no assurance that the shareholders of each Fund will vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement.

You should read this supplement in conjunction with the Funds' Prospectus, Summary Prospectus and SAI each dated June 29, 2026, as supplemented, which provide information that you should know about the Funds before investing. The Funds’ Prospectus, SAI and Summary Prospectus have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.monarchfunds.com or by calling 1-541-291-4405.

______________________________________________________________________

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE